Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

NOTE 19. SUBSEQUENT EVENTS

Long-Term Incentive Compensation

In early 2011, long-term incentive compensation in the form of approximately 1.4 million stock options, 0.7 million restricted stock units and 0.2 million performance shares were granted to employees. Stock options will generally vest over four years and expire ten years from the date of the grant. Restricted stock units will vest over four years and the performance shares will vest at the end of the cumulative 3-year performance period. The exercise price of the options granted was equal to the closing price on the dates of grant. The grant date fair value of the stock options, restricted stock units, and performance shares granted was approximately $45.1 million.